UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24118

RoboStrategy, Inc.
(Exact name of registrant as specified in charter)

151 Calle de San Francisco, Suite 200
San Juan, Puerto Rico 00901
(Address of principal executive offices) (Zip code)

Andrew Kang
151 Calle de San Francisco
Suite 200
San Juan, Puerto Rico 00901
(Name and address of agent for service)

(787) 722-6881
Registrant’s telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2026

Item 1. Reports to Stockholders.

(a)

ROBOSTRATEGY

Annual Shareholder Report
August 31, 2026

RoboStrategy, Inc.

i

RoboStrategy, Inc.

Shareholder Letter (Unaudited)
August 31, 2026

To the shareholders of RoboStrategy, Inc.

It’s been roughly 3 months since RoboStrategy went public. In these 3 months, NAV has increased 85% with NAV/Share increasing 54% as of July 31. The large majority of the growth has come from accretive capital raises placed to institutional investors. I also personally invested an additional $10m into the fund at a market premium of ~$36.7/share.

Since May 2026, we invested an additional $124m into 6 companies, increasing our position in Standard Bots and Dexmate, while making new investments in Nox Metals, Eccentric Machines, Prometheus, and Maven Robotics.

As we scale, we’ve looked to more frequently lead rounds in the companies we have the highest conviction in. Thus far, we’ve led rounds in Dyna Robotics, Standard Bots, Eccentric Machines, REK, Maven Robotics. As lead investors, we have the privilege of working more closely with these truly exceptional founders. For RoboStrategy shareholders, this means the Fund may benefit from terms negotiated in connection with its role as lead investor. These lead terms may include board seats, information rights, pro rata rights, warrants, ROFR rights, additional investor protections, etc.

There have been significant shifts in the public policy and industry landscape such as the US ban of foreign mobile robots through the FCC, the rise of open source models and an acceleration of robot foundation model development timelines that we have previously anticipated. This has allowed our investment portfolio to be well positioned such that these shifts serve as tailwinds instead of headwinds. Many of our portfolio companies have moved out of the pilot phase into growth in terms of meaningful real deployments and units shipped.

Highlights of our Largest Positions

Standard Bots is the largest US manufacturer of AI-native industrial robot arms. We led their $200m Series C at a $1bn valuation. They project to deliver 10% of new US industrial robot deployments by next year. Its arms are already working at hundreds of American companies in nearly every state. Their Glen Cove factory is expanding to 70,000 sq ft to keep up with demand. In June, CEO Evan Beard participated in the White House roundtable on America First industrial policy led by Commerce Secretary Howard Lutnick and White House trade adviser Peter Navarro. He was the only founder of an American robotics company in the room. Politico recently reported that the Department of War’s Office of Strategic Capital is in the process of underwriting a financing deal for Standard Bots.

Figure AI has started to ramp their production of Figure 03, crossing 1,000 humanoids in July. Their current facility, BotQ, is capable of producing 12,000 robots per year with CEO Brett Adcock stating ambitions to reach 1 million per year within the decade. Figure has graduated from their initial pilot at BMW to a wider variety of deployments across complex sequencing applications in logistics at BMW Spartanburg. They signed a commercial agreement with Catalyst Brands to deploy humanoid robots at scale. Catalyst operates iconic brands including JCPenney, Aéropostale and Brooks Brothers.

Headcount vs. Robots at Figure AI
800
600
400
200
0
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
Q1 25
Q2 25
Q3 25
Q4 25
Q1 26
Q2 26
- Humans
- Robots

Apptronik opened Robot Park, its new 90,000 square foot data collection facility in Austin, Texas, designed to train Apollo 2 alongside Google DeepMind. Apollo 2 continuously generates training data used to train and refine Gemini Robotics models that will prepare the commercial fleet for real-world deployment. Apollo 3 is expected to be the first fully commercial, scaled product, pointed at 2027. They also hired Waymo’s former product chief Daniel Chu as CPO alongside senior leaders from Boston Dynamics and Amazon.

Dyna Robotics released DYNA-2, its flagship world-action model trained on over 1 million hours of human video data, estimated to be two orders of magnitude more human video data compared to prior robot foundation models. DYNA-2 demonstrated the human-to-robot scaling law, with the headline finding being that robot performance improves smoothly and predictably with more human data, with no plateau. The model breakthroughs have enabled teachability and agentic physical capability which combined with a hardening of their robot hardware put them in a powerful position to win a wider deployment market.

Dexmate has become the leading US based seller of humanoids with 100s of robots shipped. They have become ubiquitous across all major physical AI groups with customers including Nvidia, Amazon, Google, LG, Skild AI, Generalist, and top-tier university labs like UC Berkeley, CMU, Harvard, Columbia, NYU. We led their Series Seed and Seed Plus rounds at $123m and $216m post money valuations with the belief that there was a major opportunity for an American company to capitalize on the Unitree business model of providing a high quality humanoid platform for developers and researchers to build on and they are certainly executing on this.

Path Robotics signed a performance-based production agreement with HII representing up to $600 million in shipbuilding work, aimed at deploying advanced robotics across U.S. Navy shipbuilding programs, which is one of the largest contracts ever secured by a physical AI company. Path also launched Rove, a welding quadruped that moves to the work rather than the work coming to the robot. This is the only way to automate welding on structures too large to fit in a cell and is suited to shipbuilding. Saronic, which raised over $2.5bn to build autonomous vessels, takes its first Rove units in Q1 2027.

Eccentric Machines is building Sentor, an AI-native actuator that replaces the standard “single geared motor” architecture with a fundamentally new approach to motion, one designed to respond to unexpected loads directly at the joint rather than waiting on the robot’s central brain. Solving this gives robots something closer to a reflex, moving the subconscious layer of physical AI into the joint, where biology puts it. Sentor is designed for manufacturability and addresses some of the most important performance, efficiency, and mechanical trade-offs facing modern actuators.

REK staged what it says is the first six-foot humanoid robot fight in the United States at its San Francisco arena this month, drawing a crowd of athletes and creators. Earlier events sold out 2,500-seat venues, and REK is now looking at arenas several times that size.

GMI is standing up a $500m AI factory in Taoyuan, roughly 7,000 Nvidia GB300s across 96 racks at 16MW, capable of processing close to 2 million tokens per second. It has also launched a $12bn sovereign AI infrastructure initiative in Japan and is building a global network of sovereign AI factories with Magna AI.

Nox Metals raised an $11.5m seed roughly seven months after founding, with participants including Palmer Luckey, Y Combinator and us. Nox already cuts custom aluminum for around 100 customers nationwide, from small machine shops to Anduril and SpaceX, and is moving into a 75,000 sq ft Detroit plant to meet demand.

Team Growth

Our goal is not to build just a passive investment vehicle, it is to build an incredibly high caliber investment institution that serves to deliver outsized value to RoboStrategy, Inc. We must not only deeply understand the companies and industries that we invest in, but we must also build on our expertise in media to support our portfolio companies in amplifying their story to as many potential customers, talent, and other investors as possible.

Since launch we’ve built out the core of our marketing engine, covering everything from short form content on X, to high production video on YouTube, to long form research papers and theses. Our own content has generated over 20 million impressions on X, and the team’s media appearances have been viewed more than 1.5 million times across channels. Our stories have been picked up by Bloomberg, Reuters, CNBC, TechCrunch, BBC, and Yahoo Finance.

In the next few months, we’ll go wide across every channel, including deep dives, short films on the industry, expanding our content creator and influencer relationships, growing our newsletter base, livestreams, and podcasts covering everything within robotics and physical AI. We plan to reach beyond our core English speaking audience to establish a global presence, first targeting countries like South Korea, Japan, Taiwan, and China. The goal is to become the predominant source of information for all happenings in Robotics.

RoboStrategy Advisors’ team has grown to 14, with expected additional hires taking us to 17 by September. Functional groups now span across Investment, Research, Marketing, Compliance, Finance/Operations, Legal/Policy.

The United States is now determining its National Robotics Strategy. Just this month, the FCC issued a notice banning import of new foreign mobile robot models. There is a lot the government can and will do to propel domestic companies potentially including long term debt financing programs, direct investment, and tax incentives. We hope to share our and our portfolio companies’ insights with policy makers. To that end, Bill Hughes has joined us as VP of Legal and Policy. Bill has previously held roles as Associate Deputy Attorney General at the DOJ and Special Assistant to the President at the White House.

We are also in the process of building out an institutional capital formation and distribution team. Robotics will attract increasing investor interest among all investor types, and I believe our fund offers a unique value proposition that RIAs, Private Wealth platforms, and Institutions across the board will find compelling. These capital channels are currently untapped for us, but they have been a core growth channel for most large asset managers. ~$200 billion a year flows into semi-liquid registered funds from the private wealth channel. Scaling the fund will allow RoboStrategy to lead more financing rounds which is beneficial both to companies we invest in and shareholders, as well as growing our distribution engine.

On Research. To underwrite an investment, you need to have a well formed view on a myriad of interconnected technological trends to accurately inform your assessment of risk and reward. The growth prospects of a robot foundation model company are not just determined by the strength of its researchers and models. It’s determined by the trajectory of open source models, the feasibility of cloud based model deployments across environments, down to the many variables that inform robot production capacity such as the feasibility of novel actuator innovations and the supply elasticity of the hard to manufacture gear grinding machines produced by a few small companies that bottleneck strain wave gear actuators, an essential component in many robot embodiments. Some of this research we plan to publish to share our knowledge with the world and to bolster our brand and reach.

Our investors know that we hold ourselves to a high bar of excellence for investment diligence and we extend that bar for all the work we do.

Industry Outlook

The first half of the year was a wake up call to the VC industry. Both for the realization that the amount of venture investment in pure software should significantly reduce and that investing in companies building for the world of atoms can produce extreme power law outcomes. We hear of strong pressure both internally and externally from LPs across a swath of investment firms to reorient their allocation strategies. Sometimes investors need undeniable proof and that has been provided by companies like SpaceX, Anduril, among many others entering their growth stage. In fact, SpaceX itself was a ~$2 Trillion liquidity event for investors and employees that likely creates major downstream flows to other Deep tech companies.

Venture investment in robotics significantly increased in the first quarter of the year, compared to previous quarters, reaching the highest level shown in the chart. However, venture funding in robotics is still a fraction of venture funding for AI in 2021, pre-ChatGPT. This is the inflection point for the funding of the industry and we expect robotics to catch up to AI over the coming years.

We feel that it is a great time for the fund to invest in private robotics companies, but also that funding for some companies is getting carried away. Discernment is important. Dispersion is the name of the game. A rising tide is currently lifting many boats in the space, but many companies building towards the wrong goals or lacking the necessary talent may become beached without the tide even going back out. It can simultaneously be true that winners continue to climb in valuation while some hyped players hit a wall. We saw this happen in AI the last 4 years.

Deployments for industrial capabilities are now progressing to the early innings of material scale. We believe that many key architecture problems for robot foundation models are largely settled, and that this year is primarily about scaling data collection and processing. I believe we have been in the GPT-3 era with the physical version of emergent intelligence abilities appearing and will accelerate towards GPT-5 level performance by next year. These emergent capabilities include in-context learning, memory, natural language instruction following, and more. Researchers understand the general recipe for achieving general purpose physical intelligence. We are soon approaching the big unlock which is a major improvement in sample efficiency in post training so that the time to deployment of a robot for any particular job shrinks from weeks to hours to minutes.

For Robotics, there won’t be a ChatGPT moment, it will look more like autonomous vehicles. There will be no single day where it clicks for the global consciousness, but nonetheless a rapid permeation of new autonomous machines of all shapes and sizes. By next year, intelligence will no longer be the bottleneck, it will be the actual robots.

If you have any questions, don’t hesitate to reach out to the RoboStrategy team. Thank you for the support.

Sincerely,

Andrew Kang

Chief Executive Officer

RoboStrategy, Inc.

Performance and Graphical Illustrations (Unaudited)

August 31, 2026

The Fund’s performance figures* for the period ended August 31, 2026 compared to its benchmark:

Fund/Index	Annualized Since Inception
RoboStrategy, Inc. – NAV	115.25	%(a)
RoboStrategy, Inc. – Market Price	(107.09	)%(b)
Fund Benchmark
NASDAQ Composite Index(c)	29.01	%(a)

Comparison of Change in Value of $10,000 Initial Investment
25,000
20,000
15,000
10,000
5,000
-
9/5/2025
2/28/2026
5/11/2026
8/31/2026
RoboStrategy, Inc. - NAV
RoboStrategy, Inc. - Market Price
NASDAQ Composite Index

____________

*        The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the sale of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the net asset value or “NAV” on August 31, 2026.

(a)      The Fund commenced operations on September 5, 2025. The performance is based on average annual returns.

(b)      The Fund’s shares of common stock commenced trading on Nasdaq Global Market on May 11, 2026. The performance is based on average annual returns.

(c)      The Nasdaq Composite Index is a market cap-weighted index, simply representing the value of all its listed stocks. The set of eligible securities includes common stocks, ordinary shares, and common equivalents such as ADRs. However, convertible debentures, warrants, Nasdaq-listed closed-end funds, exchange traded funds (ETFs), preferred stocks, and other derivative securities are excluded.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

RoboStrategy, Inc.
Investment Strategy Allocation
August 31, 2026
(expressed as a percentage of net assets)

0.81%
22.66%
76.86%
SAFE Note
Preferred Stock
Special Purpose Vehicles

RoboStrategy, Inc.
Consolidated Schedule of Investments
As of August 31, 2026

Description:	Shares	Fair Value
Private Investments, at fair value 100.33%

Preferred Stock – 76.86%
General Purpose Robotics – 33.25%
Dexmate Inc. – Series 1 Seed Preferred Stock(a)(b)(c)	1,740,280	$13,993,891
Dexmate Inc. – Series 1 Seed Plus Preferred Stock(a)(b)(c)	1,224,178	11,440,311
Dyna Robotics Inc. – Series A Preferred Stock(a)(b)(c)	1,491,163	41,279,462
Maven Robotics, Inc. – Series A/Series 1 Seed Preferred Stock(a)(b)(c)	1,804,429	25,000,003
		91,713,667
Humanoid Robotics – 7.73%
Apptronik, Inc – Series 1 Seed Preferred Stock(a)(b)(c)	513,046	18,829,033
REK, Inc. – Series 1 Seed Preferred Stock(a)(b)(c)	1,875,891	2,500,000
		21,329,033
Industrial Automation – 33.71%
Path Robotics, Inc. – Series D Preferred Stock(a)(b)(c)	773,660	5,999,996
Standard Bots Company – Series C Preferred Stock(a)(b)(c)	2,910,652	86,999,975
		92,999,971
Medical Robotics – 0.18%
Endiatx Inc. – Series A Preferred Stock(a)(b)(c)	285,322	499,998
		499,998
Robotics Infrastructure – 1.19%
Allonic, Inc. – Pre-seed Preferred Stock(a)(b)(c)	154,798	291,500
Eccentric Machines, Inc. – Series A/Series 1 Seed Preferred Stock(a)(b)(c)	2,076,915	3,000,000
		3,291,500
Cloud Infrastructure – 0.80%
GMI Computing Ltd. – Series B-2 Preferred Stock(a)(b)(c)(g)	780,889	2,206,000
		2,206,000
Total Preferred Stock – (Cost $202,734,480)		212,040,169

Simple Agreement for Future Equity – 0.81%
Advanced Manufacturing – 0.27%
Nox Metals, Inc. (Direct ownership SAFE instrument convertible equity at next equity financing)(a)(b)(c)(e)	1	750,000
		750,000
Logistics – 0.54%
Cyan Robotics, Inc., SAFE(a)(b)(c)(d)(e)	1	1,500,000
		1,500,000
Total Simple Agreement for Future Equity – (Cost $2,250,000)		2,250,000

RoboStrategy, Inc.
Consolidated Schedule of Investments — Continued
As of August 31, 2026

Description:	Shares	Fair Value
Special Purpose Vehicles – 22.66%
Defense Robotics – 0.09%
PU-1003 Fund I, a series of MV Funds, LP (Invested in Purple Rhombus LLC SAFE Note)(a)(b)(c)(d)(e)	1	$250,000
		250,000
General Purpose Robotics – 1.27%
Astro Investment XXX, a Series of Astro Funds LLC (Economic exposure to Prometheus Industries Inc.)(a)(b)(c)(d)(f)	1	3,500,000
		3,500,000
Humanoid Robotics – 21.30%
AP 1125 Fund V, a Series of Capital Factory LP (Invested in Apptronik, Inc. Series A-1, A-2, and Seed 1 Preferred)(a)(b)(c)(d)	579,213	20,561,856
NV Figure AI Series B QP Partners LLC (Economic Exposure to Figure AI, Inc. Series B Preferred Stock)(a)(b)(c)(d)(f)	237,442	38,194,079
		58,755,935
Total Special Purpose Vehicles – (Cost $60,503,143)		62,505,935

Total Private Investments – (Cost $265,487,623)		$276,796,104

Total Investments – (Cost – $265,487,623) – 100.33%		276,796,104
Other Assets/Other Liabilities – (0.33%)		(911,193)
Net Assets Applicable to Common Shares – 100.0%		$275,884,911

At August 31, 2026, the tax basis cost of the Fund’s investments was $265,487,623 and the unrealized appreciation was $11,308,481.

____________

(a)      Non-income producing security.

(b)      Level 3 securities fair valued using significant unobservable inputs.

(c)      Restricted investments as to resale. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued according to the Fund’s written valuation procedures and as determined in good faith by the Adviser under the oversight of the Board. The Fund may receive more or less than this valuation in an actual sale and that difference could be material. As of August 31, 2026, there is no expected date for such restrictions to be removed for the Fund’s restricted securities.

(d)      The Fund has a direct investment in a Special Purpose Vehicle (“SPV”) which has invested in an underlying portfolio company. The number of units presented, if applicable, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.

(e)      Simple Agreement for Future Equity (“SAFE”). Upon a qualified equity financing, the SAFE will convert into preferred shares of the issuer in accordance with its terms.

(f)      The SPV has invested through one underlying SPV, resulting in the related economic exposure to the Fund.

(g)      Domiciled in the Cayman Islands

RoboStrategy, Inc.
Consolidated Statement of Assets and Liabilities
As of August 31, 2026

Assets:
Cash and cash equivalents	$2,554,340
Investments at fair value (cost $265,487,623)	276,796,104
Capital receivables	84,216
Due from affiliates	27,000
Prepaid expenses	109,703
Total assets	$279,571,363

Liabilities:
Payable to investment adviser	$1,155,680
Legal expense payable	996,479
Deferred tax liability (Note 10)	665,781
Organization costs payable	175,518
Offering costs payable	133,723
Directors expense payable	101,875
Other payables	457,396
Total liabilities	$3,686,452
Commitments and contingencies (Note 2)

Net assets	$275,884,911

Total Equity:
Paid-in capital	$274,293,984
Total distributable earnings	1,590,927
Total equity	$275,884,911

Shares of common stock outstanding, (500,000,000 shares authorized with par value of $0.001 per share)	24,377,755
Net asset value per share	$11.32

See Notes to Consolidated Financial Statements

RoboStrategy, Inc.
Consolidated Statement of Operations
For the Period September 5, 2025 (Commencement of Operations) through August 31, 2026

Investment Income:
Interest income	$1,086
Total investment income	1,086

Expenses:
Management fees	$4,226,372
Legal expenses	1,736,435
Organizational expenses (Note 5)	1,015,286
Amortization of deferred offering costs (Note 5)	555,604
Marketing expenses	500,801
Professional fees	487,499
Fund administrator expenses	145,618
Directors’ fees	114,375
Transfer agent fees	85,305
Portfolio expenses	82,360
Insurance	52,826
Other expenses	50,306
Total expenses	9,052,787
Net investment loss, before current and deferred taxes	(9,051,701)
Income tax expense	(665,781)
Net investment loss	$(9,717,482)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(68)
Settlement of foreign currency transactions	(4)
Net unrealized gain (loss) Investments	11,308,481
Net realized and unrealized gain on investments	11,308,409
Net increase in net assets from operations	$1,590,927

See Notes to Consolidated Financial Statements

RoboStrategy, Inc.
Consolidated Statement of Changes in Net Assets
For the period September 5, 2025 (Commencement of Operations) through August 31, 2026

Net Assets, September 5, 2025 (Commencement of Operations)

Operations:
Net investment income (loss)	$(9,717,482)
Net realized gain (loss) on investments	(72)
Net change in unrealized appreciation (depreciation) on investments	11,308,481
Net increase in net assets from operations	1,590,927

Capital Share Transactions:
Proceeds from issuance of shares	275,364,374
Deferred offering costs charged to paid-in-capital	(1,070,390)

Net increase in net assets from capital share transactions	274,293,984
Net Assets, August 31, 2026	$275,884,911

Capital Share Activity:
Issuance of shares	24,377,755
Shares Outstanding, August 31, 2026	24,377,755

See Notes to Consolidated Financial Statements

RoboStrategy, Inc.
Consolidated Statement of Cash Flows
For the period September 5, 2025 (Commencement of Operations) through August 31, 2026

Cash Flows from Operating Activities:
Net increase in net assets from operations	$1,590,927
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of privately held investments	(190,988,379)
Proceeds from sale of privately held investments	690
Net realized (gain) loss on investments	68
Net change in unrealized (appreciation) depreciation	(11,308,481)
Effect of exchange rate changes on cash	4
Changes in assets and liabilities:
Amortization of Deferred Offering Costs	555,604
Receivables	(84,216)
Prepaid expenses	(109,703)
Due from affiliates	(27,000)
Payable to investment adviser	1,155,680
Legal expense payable	996,479
Other payables	457,396
Offering costs payable	133,723
Organizational costs payable	175,518
Directors expense payable	101,875
Deferred Tax Liability	665,781
Net cash used in operating activities	(196,684,034)

Cash Flows from Financing Activities:
Proceeds from Issuance of Shares net of discounts	200,864,372
Deferred offering costs paid	(1,625,994)
Effect of exchange rate changes on cash	(4)
Net cash provided by financing activities	199,238,374
Net increase in cash and cash equivalents	2,554,340
Cash and cash equivalents, beginning of period	—
Cash and cash equivalents, end of period	$2,554,340

Supplemental disclosure of cash flow information:
Investments received via in-kind contribution	$74,500,002
Deferred offering costs charged to paid-in-capital	1,070,390

See Notes to Consolidated Financial Statements

RoboStrategy, Inc.
Financial Highlights
For the period September 5, 2025 (Commencement of Operations) through August 31, 2026

The following table includes selected data for a share of common stock outstanding throughout each fiscal period and other performance information derived from the consolidated financial statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding fiscal period.

Period Ended August 31, 2026
Common Stock Net Asset Value, Beginning of period	$5.29
Income (Loss) From Investment Operations Applicable to Common Stockholders:
Net investment income (loss)(a)	(0.46)
Net realized and unrealized gain (loss)	0.63
Total From Investment Operations Applicable to Common Stockholders	0.17
Effect of share Issuances	5.86
Common Stock Net Asset Value, End of period	$11.32
Total return, common stock Net Asset Value(b)	113.93%
Total return, share price(c)	(55.81)%
Supplemental Data/Ratios(d)
Net Assets applicable to common stockholders, end of period (in millions)	$275.9
Ratio of expenses including deferred income tax (benefit) expense to Average Net Assets(e)	5.64%
Ratio of expenses excluding deferred income tax (benefit) expense to Average Net Assets	5.26%
Ratio of Net Investment Income (Loss) Including Deferred Income Tax Benefit (Expense) to Average Net Assets(d)	(5.64)%
Ratio of Net Investment Income (Loss) Excluding Deferred Income Tax Benefit (Expense) to Average Net Assets	(5.26)%
Portfolio turnover rate(f)	0%

____________

(a)      Calculated based on the average number of shares of common stock outstanding during each fiscal period.

(b)      Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period, inclusive of the effect of accretive share issuances. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

(c)      The Fund’s shares commenced trading on Nasdaq Global Market on May 11, 2026.

(d)      Ratios are calculated using average net assets applicable to common shareholders.

(e)      For the period ended August 31, 2026, the Fund accrued $665,781 for net deferred income tax expense.

(f)      Excluding short-term investments in money market funds, the portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported. Ratio is not annualized.

See Notes to Consolidated Financial Statements

RoboStrategy, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2026

1.      Organization

RoboStrategy, Inc. (the “Fund”) was organized as a Maryland corporation on May 23, 2025, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified for the purposes of the 1940 Act. The Fund is governed by its Board of Directors (the “Board”). The Investment adviser to the Fund is FP Strategies LLC (d/b/a RoboStrategy Advisors) (the “Adviser”).

The Fund’s authorized capital stock consists of 500,000,000 shares of common stock, par value $0.001 per share and no shares of preferred stock. All shares of the Fund’s common stock have equal rights as to earnings, assets, voting, and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of the Fund’s common stock if, as and when authorized by the Board and declared by the Fund out of the funds legally available.

The Fund’s investment objective is to seek long-term capital appreciation, principally through capital gains on equity and equity-linked investments in robotics and physical artificial intelligence (“AI”) companies. The Fund focuses primarily on private, venture-capital-backed companies with significant growth potential, many of which are not yet publicly listed or widely accessible to individual investors. The Fund seeks to construct a high-conviction, thematically aligned portfolio of 20-40 positions. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity and equity-linked securities of robotics and physical AI technology companies principally based in the United States.

The Fund’s fiscal and tax reporting year end is August 31.

2.      Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

(a)     Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

(b)    Cash and cash equivalents

On August 31, 2026, the Fund held cash and cash equivalents of $2,554,340 in a custody account at U.S. Bank N.A., which is insured up to $250,000 by the Federal Deposit Insurance Corporation (FDIC). The Fund maintains its cash and cash equivalents in financial institutions at levels that have historically exceeded federally-insured limits.

(c)    Segment Reporting

The Fund’s Chief Executive Officer, Andrew Kang, acts as the Fund’s chief operating decision maker (“CODM”) assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating and reportable segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The CODM assesses segment performance using the net increase

RoboStrategy, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2026

2.      Summary of Significant Accounting Policies (cont.)

(decrease) in net assets resulting from operations, which is reported in the Fund’s Consolidated Statement of Operations. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s consolidated financial statements.

(d)    Federal Income Taxes

The Fund’s first tax year end was August 31, 2026. While the Fund intends to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund has yet to meet the diversification requirements in order to be taxed as a RIC as of August 31, 2026. The Fund is currently a corporation for U.S. federal income tax purposes. In the future, if the Fund qualifies as a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. When the Fund qualifies as a RIC, no federal income tax provision will be required.

(e)     Distribution of Income and Capital Gains

The timing and amount of distributions, if any, will be determined by the Board. Any distributions to the shareholders will be declared out of assets legally available for distribution. The Fund intends to focus on making investments that provide the opportunity for capital gains. As a consequence, the Fund does not anticipate that it will pay distributions on a quarterly or other basis or become a predictable distributor of dividends or distributions, and the Fund expects that distributions, if any, will be much less consistent than the distributions of companies that primarily make debt investments. The specific tax characteristics of any distributions will be reported to shareholders after the end of the calendar year.

(f)     Commitments, Contingencies, and Indemnification

The Fund indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects this risk of loss due to these warranties and indemnities to be remote. In the normal course of operations, the Fund may make commitments to investments, some of which may never be called. As of August 31, 2026, the Fund has one unfunded commitment, in the amount of $33,000,000.

(g)    Principles of Consolidation

The Fund is an investment company within the scope of ASC Topic 946, Financial Services — Investment Companies. Accordingly, the Fund generally does not consolidate its investments in portfolio companies and instead measures such investments at fair value. The Fund has consolidated certain wholly-owned investment company subsidiaries, RoboStrategy DDGR LLC — Owner of Cyan Safe Note and RoboStrategy Prometheus LLC — Owner of the Astro SPV for Prometheus, which function as an extension of the Fund’s operations.

(h)    Roth CEF Facility

On May 11, 2026, the Fund entered into an equity line of credit (the “Committed Equity Facility”) agreement (the “Purchase Agreement”) with the Adviser and Roth Principal Investments, LLC (“Roth”), a Delaware limited liability company. Under the Purchase Agreement, the Fund has the right, but not the obligation, during a 36-month period following commencement of the facility, to direct Roth to purchase shares of the Fund’s common stock having an aggregate gross purchase price of up to $2,000,000,000.

Any sales of common stock under the Purchase Agreement are solely at the Fund’s discretion, and the Fund is not obligated to sell any shares to Roth. The purchase price for shares sold under the facility will generally be based on the market price of the Fund’s common stock, less a 2.0% discount. However, the Fund may not sell shares under the Purchase Agreement at a price below the higher of (i) the Fund’s then-current net asset value per share and (ii) the applicable base price specified in the Purchase Agreement. The Purchase Agreement also

RoboStrategy, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2026

2.      Summary of Significant Accounting Policies (cont.)

contains limitations on the number of shares that may be issued absent stockholder approval under applicable Nasdaq rules and limits Roth’s beneficial ownership of the Fund’s outstanding common stock. The Fund also entered into a registration rights agreement with Roth pursuant to which the Fund agreed to register for resale the shares issuable under the Purchase Agreement.

In connection with the Purchase Agreement, the Fund has agreed to pay Roth a $25,000 structuring fee and a commitment fee of up to $14,000,000. The Fund accounts for the proceeds from the Committed Equity Facility by debiting cash for the amount received and crediting the Common Stock par value and Additional Paid-in Capital (“APIC”). The commitment fee for the period ended August 31, 2026 totaled $392,830, and is accounted for as a direct reduction in net proceeds within APIC. Additionally, in connection with the Committed Equity Facility, the Fund paid a $50,000 fee to Digital Offering LLC as qualified independent underwriter, and incurred approximately $414,120 of estimated registration and offering expenses.

3.      Fair Value Measurements

Fair Value Measurement

ASC Topic 820, Fair Value Measurement (“ASC 820”) defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (i.e., an exit price). The Fund determines the fair value of its investments consistent with ASC 820 and Rule 2a-5 under the 1940 Act (“Rule 2a-5”).

Pursuant to Rule 2a-5, the Board has designated the Adviser as the Fund’s Valuation Designee to perform fair value determinations in good faith, subject to the Board’s oversight.

Fair Value Hierarchy

ASC 820 establishes a three-level hierarchy for inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets and the lowest priority to unobservable inputs.

The three levels of inputs are defined as follows:

Level 1 — Quoted Prices in Active Markets

Unadjusted quoted prices in active markets for identical assets that the Fund has the ability to access at the measurement date.

Level 2 — Other Significant Observable Inputs

Inputs other than quoted prices included in Level 1 that are observable for the asset, either directly or indirectly. These inputs may include:

•        Quoted prices for similar assets in active markets

•        Quoted prices for identical or similar assets in markets that are not active

•        Interest rates, yield curves, credit spreads, prepayment speeds, default rates, or other observable market data

Level 3 — Significant Unobservable Inputs

Inputs that are unobservable and reflect the Adviser’s own assumptions about the assumptions market participants would use in pricing the asset. These valuations require significant judgment.

The level in the fair value hierarchy within which an investment is classified is based on the lowest level input that is significant to the fair value measurement in its entirety.

RoboStrategy, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2026

3.      Fair Value Measurements (cont.)

Valuation Techniques

Publicly Traded Securities

Investments in publicly traded securities are generally valued at the official closing price (or last reported sale price) on the primary exchange on which the security is traded as of the close of business on the valuation date. These investments are typically classified within Level 1 of the fair value hierarchy unless trading activity is limited or the market is not active.

Investments Valued Using Observable Inputs

Investments for which quoted prices are not readily available but for which observable inputs exist are valued using market-based approaches, including reference to comparable securities or other observable market data. These investments are generally classified within Level 2.

Private Investments and Other Illiquid Securities

Private investments and other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser, as Valuation Designee, in accordance with the Fund’s valuation policies and procedures.

Valuation methodologies may include, but are not limited to:

•        Discounted cash flow analyses

•        Income or market approaches

•        Recent third-party transactions in the subject investment

•        Comparable company or transaction multiples

•        Independent third-party appraisals

Such investments are generally classified within Level 3 of the fair value hierarchy due to the use of significant unobservable inputs.

In certain circumstances, the Fund may elect to measure the fair value of investments in other funds or pooled investment vehicles using the net asset value (“NAV”) per share (or its equivalent) as a practical expedient in accordance with ASC 820. Investments valued using NAV as a practical expedient are not categorized within the fair value hierarchy.

Fair Value Adjustments

In determining fair value, adjustments may be made to reflect factors including, but not limited to:

•        Capital structure and priority of securities

•        Credit and market risk

•        Restrictions on resale or transfer

•        Control or minority ownership considerations

•        Liquidity considerations

Because of the inherent uncertainty of valuation, the values determined may differ materially from the values that would have been realized had a ready market existed for such investments.

RoboStrategy, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2026

3.      Fair Value Measurements (cont.)

Net Asset Value

The Fund determines the fair value of its investments and calculates its NAV as of the close of business on the last business day of each month, or at such other times as determined in accordance with the Fund’s governing documents and valuation policies.

Realized and Unrealized Gains and Losses

Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are determined using the specific identification method for financial reporting purposes.

Changes in the fair value of investments are recorded as unrealized appreciation or depreciation in the Statement of Operations. Upon disposition of an investment, the difference between the net proceeds received and the cost of the investment is recognized as a realized gain or loss in the Statement of Operations.

The following table summarizes the levels within the fair value hierarchy for the Fund’s assets measured at fair value as of August 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Preferred Stocks	$—	$—	$212,040,169	$212,040,169
Simple Agreement for Future Equity	—	—	2,250,000	2,250,000
Special Purpose Vehicles(a)	—	—	62,505,935	62,505,935
Total	$—	$—	$276,796,104	$276,796,104

____________

^        A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

(a)      Investments in securities may include private investment vehicles formed to invest in a particular portfolio company that rely on an exemption from the 1940 Act pursuant to section 3(c)(1) or section 3(c)(7) (“special purpose vehicles” or “SPVs”). These investments are recorded on the trade date, the date on which the Fund agrees to purchase or sell the securities.

The changes in fair value of investments and liabilities for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	LEVEL 3 ROLLFORWARD TABLE
	Preferred Stock	Simple Agreement for Future Equity	Special Purpose Vehicles	Total
Balance as of September 5, 2025 (Commencement of Operations)	$—	$—	$—	$—
Change in Unrealized Appreciation (Depreciation) on Investments	9,305,689	—	2,002,792	11,308,481
Net Realized Gain (Loss) on Investments	—	—	—	—
Purchases of Investments	184,987,621	2,250,000	3,750,000	190,987,621
Investment Contributions	17,746,859	—	56,753,143	74,500,002
Sales of Investments	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	—	—	—
Balance as of August 31, 2026	$212,040,169	$2,250,000	$62,505,935	$276,796,104
Change in Unrealized Appreciation (Depreciation) During the Period for Level 3 Investments Held at August 31, 2026	$9,305,689	—	$2,002,792	$11,308,481

RoboStrategy, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2026

3.      Fair Value Measurements (cont.)

Investments classified within Level 3 of the fair value hierarchy represent securities for which significant unobservable inputs are used in determining fair value.

During the reporting period, the fair value of all Level 3 investments was determined based on the price established in the most recent financing round completed by the respective portfolio company, when such transaction was determined to represent an orderly transaction between market participants.

In evaluating whether the most recent financing round was representative of fair value as of the measurement date, the Adviser, as Valuation Designee, considered factors including, but not limited to:

•        The proximity of the financing transaction to the measurement date

•        Whether the transaction was conducted at arm’s length

•        The nature and terms of the securities issued

•        The rights and preferences of the securities relative to the Fund’s holdings

•        Any changes in the portfolio company’s financial condition, operations, or market conditions since the transaction date

If relevant events or changes in circumstances occurred subsequent to the financing round that were deemed to materially impact value, appropriate adjustments were made to reflect such changes.

Because valuations of Level 3 investments incorporate significant unobservable inputs and involve the application of professional judgment, the resulting fair values may differ materially from the values that would have been realized had a ready market existed for such investments.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of August 31, 2026:

Investment in Securities	Fair Value as of August 31, 2026	Valuation Approach	Unobservable Inputs	Range – Minimum	Range – Maximum	Weighted Average(1)
Preferred Stock	$ 19,120,533	Post-Money Method	Risk Free Rate	4.06%	4.45%	4.44%
			Volatility	70.00%	90.00%	70.30%
			Years to Liquidity	3.0	5.0	5.0
			Discount for lack of marketability	0.00%	10.00%	9.80%
	$ 123,640,171	Backsolve Method	Risk Free Rate	4.06%	4.19%	4.18%
			Volatility	50.00%	90.00%	55.90%
			Years to Liquidity	3.0	5.0	3.9
			Discount for lack of marketability	0.00%	10.00%	9.80%
	$ 28,000,003	Recent Transaction Method	N/A	N/A	N/A	N/A
	$ 41,279,462	Backsolve/post- money rollforward	Risk Free Rate	4.34%	4.34%	4.34%
			Volatility	72.00%	72.00%	72.00%
			Years to Liquidity	3.0	3.0	3.0
			Discount for lack of marketability	0.00%	0.00%	0.00%

RoboStrategy, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2026

3.      Fair Value Measurements (cont.)

Investment in Securities	Fair Value as of August 31, 2026	Valuation Approach	Unobservable Inputs	Range – Minimum	Range – Maximum	Weighted Average(1)
Simple Agreement for Future Equity	$ 2,250,000	Recent Transaction Method	N/A	N/A	N/A	N/A
Special Purpose Vehicles	$ 58,755,935	Post-Money Method	Risk Free Rate	4.45%	4.45%	4.45%
			Volatility	50.00%	70.00%	57.00%
			Years to Liquidity	5.0	5.0	5.0
			Discount for lack of marketability	0.00%	10.00%	3.50%
	$ 3,750,000	Recent Transaction Method	N/A	N/A	N/A	N/A
Total Level 3 Investments	$ 276,796,104

____________

(1)      The weighted average of unobservable inputs is based on the relative fair value of the investments.

4.      Agreements

(a)     Advisory Agreement

Under the terms of the Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser provides investment advice and manages the day-to-day business and affairs of the Fund, in each case under the ultimate supervision of the Board. Pursuant to the Advisory Agreement, the Fund pays out of its assets, the Management Fee at the annual rate of 2.5% of the Fund’s average value of the Fund’s gross assets (including assets purchased with borrowed amounts) at the end of the two most recently completed calendar month-ends.

The Advisory Agreement was approved at the Fund’s organizational Board meeting on August 21, 2025, and was amended at a Board meeting on January 23, 2026. The Advisory Agreement became effective as of September 5, 2025, the date the Fund commenced operations, and shall remain in effect for an initial two-year term, through September 5, 2027 and may be renewed on an annual basis subject to approval from the Board.

As of August 31, 2026, certain Officers of the Fund were also officers or employees of the Adviser. They are as follows: Andrew Kang, Marc Weinstein and Bill Hughes.

(b)    Administrator, Custodian and Transfer Agent

The custodian to the Fund is U.S. Bank, N.A., at 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212. The administrator to the Fund is U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), an affiliate of U.S. Bank, N.A., located at 777 E. Wisconsin Ave., 4th Floor, Milwaukee, WI 53212. The transfer agent to the Fund is Computershare Trust Company, N.A., at 150 Royall Street, Canton, MA 02021.

5.      Organization and Offering Costs

Organizational expenses are expensed as incurred, and totaled $1,015,286 from the date of organization through August 31, 2026.

As of August 31, 2026, the Fund had accumulated deferred offering costs totaling $1,625,994, and $555,604 of related amortization has been recorded within the Statement of Operations for the period September 5, 2025 (Commencement of Operations) through August 31, 2026. All remaining offering costs incurred prior to effectiveness of the Registration Statement were expensed through the Statement of Operations upon effectiveness.

Upon the effectiveness of the Registration Statement, any subsequent deferred offering costs incurred were charged directly to paid-in-capital upon the completion of the related offering.

RoboStrategy, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2026

6.      Related Party Transactions

In connection with the formation of the Fund on May 23, 2025, certain employees of the Adviser and related parties of the Adviser purchased an aggregate of 5,000,000 shares of common stock. These shares were purchased at par value, $0.001 per share, for a total contribution of $5,000.

On July 14, 2026 Android 21 LLC, an entity wholly-owned by Andrew Kang, purchased 272,405 shares of BOT at a price of $36.71000 per share (a premium to the then market price) for $9,999,987.55.

The Adviser has paid and has been reimbursed a portion of the organization, registration and offering costs of the Fund. As of August 31, 2026, the Fund owed the Adviser $1,155,680 in management fees for the months of July and August 2026.

Related Party Transactions: Director Interest in Portfolio Company

On September 22, 2025 the Fund settled a $2,000,000 investment made on August 20, 2025 (prior to the Fund’s registration under the 1940 Act) in GMI Computing Ltd. (“GMI”). No additional investments have been made in GMI. As of August 31, 2026, the Fund held 780,889 shares of Series B-2 Preferred Stock of GMI, with a cost of $2,000,000 and a fair value of $2,206,000, representing approximately 0.8% of the Fund’s net assets. Alex Yeh, a director of the Fund, serves as the CEO of GMI, and GMI is controlled (with approximately 36% ownership) by Mr. Yeh’s family.

The Board has adopted procedures to address potential conflicts of interest arising from this relationship. The Director recuses himself from Board deliberations and votes relating to the Fund’s investment in the Portfolio Company, including determinations of fair value under the Fund’s valuation policies and the oversight of the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act. The Fund’s Chief Compliance Officer reviews transactions involving the Portfolio Company for compliance with Section 17 of the 1940 Act and the rules thereunder.

7.      Investment Transactions

The cost of purchases and proceeds from sale of securities, other than short-term securities, for the year ended August 31, 2026 amounted to $190,988,379 and $690, respectively. Included in the cost of purchases were in-kind investment contributions with an aggregate cost of approximately $74.5 million, consisting of preferred stock and interests in special purpose vehicles, which were contributed to the Fund by a related party.

8.      Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose all or part of your investment in the Fund or your investment may not perform as well as other similar investments.

Liquidity — Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

A substantial portion of the Fund’s investments are illiquid, as determined by using the Securities and Exchange Commission (“SEC”) standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult

RoboStrategy, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2026

8.      Principal Risks (cont.)

to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Litigation Risk — JBA Asset Management (“JBAAM”) filed suit in New York state court asserting the Fund breached its contractual obligation to pay JBAAM liquidated damages after failing to reach fundraising terms. The Fund asserts that the liquidated damages provision in the term sheet at issue is unenforceable as a matter of law.

Valuation Risk — is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Concentration Risk — Many of the Fund’s investments will be in U.S. private companies operating in the fields of robotics and physical AI, and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of the Fund’s investments, either by geographic region, asset type or sector. Accordingly, a significant portion of the Fund’s investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of August 31, 2026, approximately 100% of the investment portfolio is invested in private companies operating in the robotics and physical AI industries. Any such concentration of risk may increase losses suffered by the Fund, which could have a material adverse effect on the Fund’s overall financial condition. The highest concentrated industry in the fund is robotics, which makes up 99.4% of Net Assets.

9.      Recent Accounting Pronouncements

In November 2024, the FASB issued ASU 2024-03, Income Statement-Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses. This guidance requires public business entities to disclose, in a tabular format, disaggregated information about certain expense categories presented on the face of the income statement. The guidance is effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027, with early adoption permitted. The Fund is currently evaluating the implications, if any, of the additional requirements and its impact on the consolidated financial statements.

10.    Income Taxes

For the fiscal year ended August 31, 2026, the Fund was treated as a corporation for U.S. federal income tax purposes and not as a regulated investment company (“RIC”). The Fund intends to qualify and elect RIC tax status in its next timely filed return for its tax reporting year end of August 31, 2027. Therefore, the components of the provision for income taxes related to the C-Corp Period ended August 31, 2026 were as follows:

The income tax provision for the year ended August 31, 2026 is comprised of the following:

For the period ended August 31, 2026
Deferred:
Federal	$(508,092)
State and local	(157,689)
Total deferred tax expense	(665,781)
Total provision for income taxes	$(665,781)

RoboStrategy, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2026

10.    Income Taxes (cont.)

Net operating loss carryforwards and capital loss carryforwards are available to offset future taxable income. The Fund has the following net operating loss carryforwards and capital loss carryforwards amounts:

Fiscal Year Ended	Net Operating Loss Carryforwards	Expiration
August 31, 2026	$7,896,082	Not Applicable
	$7,896,082
Fiscal Year Ended	Capital Loss Carryforwards	Expiration
August 31, 2026	$70	August 31, 2031
	$70

Deferred tax assets have been classified on the accompanying consolidated balance sheet as of August 31, 2026 as follows:

Deferred tax assets:
Net operating loss carryforwards	$2,172,804
Capital loss carryforwards	20
Organizational costs being amortized	260,756
Unrealized losses on investments	—
Deferred tax liabilities:
Unrealized gains on investment securities	(3,099,361)
Less valuation allowance	—
Total net deferred tax liability	$(665,781)

The reconciliation of statutory federal and state income tax rate and the effective income tax rate were as follows:

	As of August 31, 2026
	Amount	Percentage
Federal tax expense at statutory rate	$417,646	21.00%
State income tax expense (net of federal benefit) at statutory rate	129,619	6.52%
Nontaxable or nondeductible items:
Other adjustments	118,516	5.96%
Total tax expense	665,781	33.48%

For federal income tax purposes, the estimated cost of investments held at August 31, 2026 was $265,532,868. The estimated gross unrealized appreciation was $11,269,084 and estimated gross unrealized depreciation was $5,849 resulting in net unrealized appreciation in value of investments of $11,263,235 based on cost for U.S. federal income tax purposes.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. Management recognizes deferred tax assets to the extent it believes these assets are more likely than not to be realized. If management determines that it will not be able to realize deferred tax assets in the future, it will make an adjustment to the deferred tax asset valuation allowance.

The Fund follows the authoritative guidance on accounting for uncertainty in income taxes and concluded it has no material uncertain tax positions to be recognized at this time.

RoboStrategy, Inc.
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
August 31, 2026

11.    Subsequent Events

Management has evaluated subsequent events through the date these consolidated financial statements were issued and has determined that there were no subsequent events to report through the issuance of these consolidated financial statements except as noted below.

Issuance of Common Stock

From September 1, 2026 through October 30, 2026, the Fund issued 117,557 shares of common stock to Roth under the Committed Equity Facility, at a weighted average price of $27.58 per share. Gross proceeds were approximately $3,269,236.80 and net proceeds were approximately $2,883,466.86, after underwriting discounts and sales agent commissions and offering expenses of approximately $385,769.94. All shares were issued at prices above the Fund’s net asset value per share at the time of issuance, as required by Section 23(b) of the Investment Company Act of 1940. Offering costs will be charged to paid-in capital. Following the issuance, the Fund had 24,495,312 shares of common stock outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
RoboStrategy, Inc.

Opinion on the financial statements

We have audited the accompanying consolidated statement of assets and liabilities of RoboStrategy, Inc. and subsidiaries (the “Fund”), including the consolidated schedule of investments, as of August 31, 2026, the related consolidated statements of operations and cash flows, and changes in net assets for the period of September 5, 2025 (commencement of operations), through August 31, 2026, and the related notes (collectively referred to as the “consolidated financial statements”) and the financial highlights for period then ended. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of August 31, 2026, and the results of its operations and its cash flows for the period of September 5, 2025 (commencement of operations), through August 31, 2026, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures also included confirmation of securities owned as of August 31, 2026, by correspondence with the custodian and issuers of securities; when replies were not received, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provided a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.
Philadelphia, Pennsylvania
October 30, 2026

RoboStrategy, Inc.
Additional Information
August 31, 2026

N-PORT

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT [17 CFR 274.150]. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Proxy Voting

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 787-722-6881; (2) on the Fund’s website (https://www.robostrategy.co/); (3) by emailing ir@robostrategy.co; and (4) on the SEC’s website at www.sec.gov. In addition, copies of the Fund’s proxy voting policies and procedures are also available by calling 787-722-6881 and will be sent within three business days of receipt of a request.

Board of Directors

The Fund’s prospectus and statement of additional information include additional information about the Fund’s Directors and are available upon request without charge by calling the Fund at 787-722-6881 or by visiting the SEC’s Website at www.sec.gov.

RoboStrategy, Inc.

Directors and Officers

August 31, 2026

Independent Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Nicolas Carter 1992	Director, term expiring 2026, since March 2026	General Partner, Castle Island Ventures (since 2018); Cofounder and Chairman, Coin Metrics (2017-2025)	1	Surus; Mountain Protocol; Mash; Hata; Project Eleven
J. Michael Fields 1973	Director, term expires 2028, since August 2025	Independent Consultant (since 2023); Chief Operating Officer, The Strategic Group (2017-2023)	1

Constitutional Capital Access Fund; Redwood Private Real Estate Private Debt Fund; Aether Infrastructure & Natural Resources Fund; Callodine Specialty Income Fund; Megacorn Fund; Pursuit Asset-Based Income Fund; Equi Multi-Strategy

Alex Yeh 1995	Director, term expires 2027, since August 2025	Founder & CEO, GMI Cloud (since 2021); Director, Globaltec Capital (2019-Present); Partner, Infinity Ventures Capital (2021-2025)	1	None

____________

*        The address of each Director is 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901, unless otherwise noted.

Interested Directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Andrew Kang** 1993	Director, term expires 2028, since May 2025; President, since May 2025; Chief Executive Officer since May 2026	Founding Partner, Mechanism Capital (since 2020); Managing Member, FP Strategies LLC (since 2025)	1	None
Marc Weinstein** 1988	Director, term expires 2027, since May 2025; Chief Operating Officer since April 2026	Partner, Mechanism Capital (since 2020); Manager, Satya Advisory LLC (since 2021); Managing Member, FP Strategies LLC (since 2025)	1	None

____________

*        The address of each Director is 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901, unless otherwise noted.

**      Andrew Kang and Marc Weinstein are interested directors because of their positions with the Adviser.

RoboStrategy, Inc.

Investment Objective and Strategy

August 31, 2026

Officers who are not directors

Name, Address*, Year of Birth	Position(s) with the Fund, Term and Length of Time Served	Principal Occupation(s) During Past Five Years
Lance Baker 1971	Treasurer, Principal Financial Officer, since August 2025	Founding Partner, NexTier Solutions Inc. (since 2017)
Andy Chica 1975	Chief Compliance Officer, since August 2025	Principal, NexTier Solutions (since 2022); Chief Compliance Officer and Compliance Director, Cipperman Compliance Services, LLC (2019 to 2022)
Bill Hughes** 1980	Secretary, since July 2026	Vice President, Legal & Policy, FP Strategies LLC (since 2026); Senior Counsel & Director of Global Regulatory Matters, ConsenSys (software development) (2021 to 2026)

____________

*        The address of each officer is P.O. Box 847, Morrisville, North Carolina 27560, unless otherwise noted.

**      The address for Bill Hughes is 151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901.

Investment Objective and Strategy

The Fund’s investment objective is to seek long-term capital appreciation, principally through capital gains on equity and equity-linked investments in robotics and physical AI companies. The Fund focuses primarily on private, venture-capital-backed companies with significant growth potential, many of which are not yet publicly listed or widely accessible to individual investors.

There can be no assurance that the Fund’s investment objective will be achieved or that our investment program will be successful. The investment objective may be changed by the Fund’s Board without prior shareholder approval.

The Fund seeks to meet its investment objective by investing primarily in equity and equity-linked securities of private and public companies operating in the fields of robotics and physical AI. These portfolio companies may include issuers of common stock or preferred equity (and are herein collectively referred to as “equity securities”). Equity linked securities include any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide us with economic exposure to the equity securities of such issuer, such as investments through special purpose vehicles (“SPVs”).

The Fund seeks to construct a high-conviction, thematically aligned portfolio of 20-40 positions. Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity and equity-linked securities of robotics and physical AI technology companies principally based in the United States.

The Adviser defines a “robotics and physical AI” company as any company that falls into one of the following categories:

(i)     Integrated Solution Companies.    Companies that design, create, integrate, or deliver robotics, autonomous technology, and/or AI in the form of products, software, hardware or systems;

(ii)    Key Component Companies.    Companies that develop the building block components for robotics, autonomous technology, or AI, such as advanced machinery, semiconductors, software, and databases used for machine learning;

(iii)   Cognitive System Companies.    Companies that develop computer systems that are able to perform tasks that normally require human intelligence, such as visual perception, mechanical action, speech recognition, decision-making, and translation between languages;

RoboStrategy, Inc.

Investment Objective and Strategy — Continued

August 31, 2026

(iv)   Critical Infrastructure Companies.    Companies that provide material economic exposure to robotics and physical AI through the supply of critical components, materials, compute, energy, or manufacturing inputs used in robotic systems, including, but not limited to, rare earth minerals for electric motors and actuators, precision actuators and drive systems, inference-grade GPUs and edge compute hardware, robotic vision sensors, perception modules, and other motion, sensing, or control-critical inputs, where demand for such products is materially driven by the development, scaling, or deployment of robotic systems. For companies in this category, robotics or physical AI adoption must be a meaningful driver of the investment’s expected growth, valuation, and risk profile, rather than an incidental or non-core end market. In addition to the quantitative criteria described below, robotics or physical AI adoption is a “meaningful driver” where the Adviser projects, at the time of investment, that more than 50% of the company’s future revenue growth will come from sales of the inputs described above into robotic systems. The Adviser bases that projection on the company’s revenues, backlog, purchase commitments and pipeline from robotics customers; its research and development spending, capital expenditures and use of proceeds directed to robotics products; and the sensitivity of its projected performance and valuation to the pace of robotics adoption.

(v)    Frontier Systems Companies.    Companies that create systems capable of general-purpose learning, reasoning, or motor control across environments (e.g., visual-language-action (VLA) models, physical agents, or neural task planners).

In addition to operating in one of the categories above, a robotics and physical AI company must satisfy at least one of the following quantitative criteria:

•        The company derives at least 50% of its revenues/profits from activities in one or more of the robotics and physical AI categories noted above or the company devotes at least 50% of its assets to the activities in one or more of the robotics and physical AI categories noted above; or

•        If a company does not yet have revenue (i.e., is “pre-revenue”) or under circumstances where a revenue generating company is engaging in a strategic pivot, the company devotes at least 50% of its current research and development budget or capital expenditures to the activities in one or more of the robotics and physical AI categories noted above.

The Fund generally will seek to limit its investments in each portfolio company to no more than 20% of its assets, measured at the time of purchase. While the Fund targets an initial investment of no more than 20% of its assets in each portfolio company in which it invests, the value of the Fund’s investments will fluctuate so that any one investment may represent more or less than 20% of the Fund’s assets at any given point in time.

The Fund intends to primarily make direct investments in portfolio companies and investments through SPVs in order to gain access to particular portfolio companies. The Fund may also invest in public equities. The Fund may also participate directly in co-investment rounds alongside venture capital firms or syndicate-led investment groups.

The SPVs in which the Fund expects to invest will be private investment vehicles managed by unaffiliated managers that are designed to provide the Fund and other eligible investors access to concentrated economic exposure of a specific private company through a private offering of securities exempt from registration under the Securities Act pursuant to Regulation D. Other eligible investors in the SPVs may include high net worth individuals, family offices, and entities that satisfy “accredited investor” or “qualified purchaser” requirements, depending on the structure of the SPV. Generally, other investors in the SPV will not be affiliated with the Fund or Adviser, however, the Fund may co-invest in SPVs with affiliates in accordance with the 1940 Act, the rules thereunder, and any related guidance or exemptive relief obtained by the Fund. An SPV may source its investments in underlying private companies through a variety of methods, including through existing investment, business or other relationships that the manager of the SPV may have with a private company or its founders and/or key employees. Individual SPVs that the Fund expects to invest in may have different terms and structures, which may present unique risks and different economic experience than if the Fund were to hold interests in the underlying private companies directly. The types of SPVs in which the Fund expects to invest may charge upfront sales charges as well as management fees and/or carried interest-type fees

RoboStrategy, Inc.

Investment Objective and Strategy — Continued

August 31, 2026

that will impact the value of the Fund’s investment and the Fund’s investment return. All investors in an SPV typically will have similar rights, which are documented in the governing documents of the SPV, subject to the terms of any side letters entered between an investor (including the Fund) and the manager of the SPV that may alter such rights and/or provide certain benefits to individual SPV investors. It is expected that the SPVs in which the Fund invests will not provide the Fund with voting rights with respect to the SPVs or underlying private companies. The Fund does not intend to invest in SPVs where it would contribute substantially all of the capital raised by the SPV or have any rights that would result in the Fund controlling the SPV. As a result, SPVs managed by third parties in which the Fund may invest will typically not be “subsidiaries” of the Fund.

Under limited circumstances, when requested by an underlying portfolio company, the Fund may create a subsidiary SPV for the limited purpose of making a particular investment in that portfolio company. These subsidiary SPVs will be controlled by the Fund and be consolidated for accounting purposes. These subsidiary SPVs exist for the limited purpose of holding an investment in a single issuer, and do not have a separate investment strategy from the Fund, are subject to the investment advisory agreement between the Fund and the Adviser, and are otherwise subject to the 1940 Act to the same extent as the Fund. The Fund and its stockholders will bear the respective organizational and operating fees, costs, expenses and liabilities of subsidiary SPVs created by the Fund. References herein to the Fund’s investments also refer to any subsidiary SPV investments.

The Fund may also invest in simple agreements for future equity (“SAFE”) as a principal investment strategy. A SAFE provides the Fund with certain rights for future equity in a portfolio company, similar to a warrant, except without determining a specific price per share at the time of the initial investment. The Fund’s ability to receive equity under a SAFE is contingent upon the occurrence of triggering events, such as a priced financing round or a liquidation event.

Where appropriate, the Fund may also acquire securities in growth-stage companies via private investment in public equity (“PIPE”) transactions, including those structured through special purpose acquisition companies (“SPACs”).

The Fund expects that most of its investments will be made in U.S. domestic portfolio companies (i.e., companies organized in the United States), but it is not prohibited from investing in portfolio companies organized in foreign jurisdictions, including those organized in emerging market countries. The Fund defines emerging market countries to mean countries included in the MSCI Emerging Markets Index. The Fund has a policy to invest at least 25% of its total assets in securities of issuers operating in the technology group of industries.

The Adviser expects that the Fund’s holdings of equity securities may require several years to appreciate in value, and there can be no assurance that such appreciation will occur. Due to the illiquid nature of most of the Fund’s investments and transfer restrictions that equity securities are typically subject to, the Fund may not be able to sell these securities at times when the Fund deems it necessary to do so, or at all.

The equity securities in which the Fund invests will often be subject to drag-along rights, which permit a majority stockholder in the company to force minority stockholders to join a company sale (which may be at a price per share lower than our initial purchase price). In addition, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its equity investments into the public market for specified periods of time after an initial public offering (“IPO”) of a portfolio company, typically 180 days. As a result, the market price of securities that the Fund holds may decline substantially before the Fund is able to sell these securities following an IPO. For a complete discussion of the risks involved with the Fund’s investments, please read the section entitled “Types of Investments and Related Risk Factors”.

The Fund may opportunistically invest in private equity funds, hedge funds or venture funds that rely on Section 3(c)(1) or 3(c)(7) and are excluded from the definition of “investment company” under the 1940 Act (“Private Funds”) to gain diversified exposure or co-investment rights. The Fund does not consider single-issuer SPVs formed for the express purpose of obtaining exposure to a specific private company to be “Private Funds,” even if such SPVs rely on Section 3(c)(1) or 3(c)(7). The Fund does not expect investments in Private Funds to be a principal part of its strategy (i.e., over 5% of the Fund’s assets).

RoboStrategy, Inc.

Principal Risks

August 31, 2026

Principal Risks

Investing in the Fund’s common stock involves a number of significant risks. Before investing in the Fund’s common stock, investors should be aware of various risks associated with the investment, including those described below. Investors should carefully consider these risk factors, together with all of the other information included in the Fund’s prospectus, before deciding whether to make an investment in the Fund’s common stock. The risks set out below are not the only risks faced by the Fund. Additional risks and uncertainties not presently known to the Fund or not presently deemed material by the Fund may also impair the Fund’s operations and performance. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially and adversely affected. In such case, investors may lose all or part of their investment.

Risks Related to Our Business and Structure

Concentration and Non-Diversification Risk.    The Fund is non-diversified and may invest a significant portion of its assets in a limited number of issuers, industries or sectors. As a result, adverse developments affecting a single portfolio company or industry could have a disproportionately negative effect on the Fund’s NAV and performance.

Controlling Stockholder Risk.    As of August 31, 2026, Andrew Kang, the Fund’s Chairman and Chief Executive Officer, beneficially owned approximately 40% of the Fund’s outstanding common stock. As a result, Mr. Kang may significantly influence matters requiring stockholder approval, and purchases or sales of his holdings could affect the market price and volatility of the Fund’s shares.

Market, Economic and Geopolitical Risk.    The Fund and its portfolio companies may be adversely affected by market volatility, inflation, interest rates, economic downturns, banking-sector instability, armed conflicts, sanctions, trade restrictions, natural disasters, public health events and other geopolitical or economic developments. Such events may adversely affect the value and liquidity of the Fund’s investments and the operations of the Fund, the Adviser and portfolio companies.

Robotics Regulatory Risk.    In July 2026, the FCC added certain foreign-produced advanced robotic devices to its Covered List, which may restrict the importation, marketing or sale of affected robotics products in the United States. Portfolio companies that rely on imported components may be required to redesign products, change suppliers or incur additional costs, which could delay commercialization and adversely affect the value of the Fund’s investments.

Cybersecurity Risk.    Cybersecurity incidents affecting the Fund, the Adviser, service providers, counterparties or portfolio companies could disrupt operations, compromise confidential information, interfere with shareholder transactions or NAV calculations, cause financial losses or regulatory consequences, and adversely affect the value of the Fund’s investments. Cybersecurity protections may not prevent or detect all incidents.

Tariff and Trade Policy Risk.    Changes in U.S. tariffs, import/export restrictions and other trade policies, including developments following the invalidation of tariffs imposed under IEEPA and the imposition of tariffs under other statutory authorities, may increase costs, disrupt supply chains and increase market volatility. These developments could adversely affect the Fund’s portfolio companies and, consequently, the Fund.

Portfolio Share Exchange Risk.    Exchanges of portfolio company shares for Fund shares may present valuation and information asymmetry risks because an exchanging holder may possess information about the portfolio company that is unavailable to the Adviser. The Adviser therefore may value the exchanged securities without access to all information relevant to their value.

Investment Adviser and Key Personnel Risk.    The Fund depends substantially on the Adviser and its key personnel to identify, evaluate and manage investments. The loss of key personnel or the Adviser’s failure to perform its obligations effectively could adversely affect the Fund’s investments, financial condition and ability to achieve its investment objective.

RoboStrategy, Inc.

Principal Risks — Continued

August 31, 2026

Investment Strategy Risk.    There can be no assurance that the Adviser will identify suitable investment opportunities or that the Fund will achieve its investment objective. The Fund’s performance depends on factors including available investment opportunities, access to financing and economic and market conditions.

Operating Results Risk.    The Fund’s quarterly results may fluctuate significantly based on the timing and rate of investments, expenses, realized and unrealized gains and losses, competition and general market conditions. Accordingly, results for any particular period may not be indicative of future performance.

Competition for Investor Capital.    The Fund competes with private equity and venture capital funds, investment companies and other investors for investment opportunities, including investments in robotics and physical AI companies, and also competes with other investment products for investor capital. Increased competition could raise investment prices, reduce available allocations, adversely affect demand for the Fund’s shares and impair the Fund’s ability to raise or deploy capital.

Conflicts of Interest Risk.    The Adviser and its personnel may manage, advise or otherwise participate in other entities with investment opportunities that overlap with those of the Fund. Although the Adviser intends to allocate investment opportunities consistent with its fiduciary duties and applicable allocation policies, conflicts could limit the Fund’s access to certain investment opportunities.

Management Fee Risk.    The Fund must pay the Management Fee regardless of whether its NAV or investors’ investments decline, including during periods in which the Fund realizes significant losses or depreciation.

Regulatory Risk.    Changes in federal, state or local laws, regulations or their interpretation applicable to the Fund or its portfolio companies could adversely affect the Fund’s operations and the value of its investments.

Management Discretion Risk.    Subject to the Fund’s investment limitations, the Adviser has broad discretion over the Fund’s portfolio, and shareholders do not participate in individual investment or disposition decisions.

Valuation Risk.    Many of the Fund’s investments do not have readily available market quotations and therefore must be valued at fair value using judgments and estimates. Such valuations may differ materially from amounts ultimately realized upon disposition, and incorrect or uncertain valuations could adversely affect the Fund’s NAV.

Affiliate Transaction Risk.    The 1940 Act restricts certain transactions between the Fund and its affiliates, which may limit investment opportunities otherwise available to the Fund. Although the Fund may rely on applicable SEC guidance and its Co-Investment Exemptive Order for certain co-investments, those arrangements remain subject to conditions and limitations.

RIC Qualification and Tax Risk.    The Fund did not qualify as a RIC for its initial taxable year ended August 31, 2026, and there is no assurance that it will qualify for the taxable year ending August 31, 2027 or thereafter. Failure to qualify as a RIC generally subjects the Fund to U.S. federal income tax at corporate rates, reducing assets available for investment and distribution.

RIC Distribution and Publicly Offered RIC Risk.    If the Fund subsequently qualifies as a RIC, it may be required to recognize taxable income before receiving corresponding cash and could be required to sell investments, borrow funds or raise capital to satisfy applicable distribution requirements. If the Fund qualifies as a RIC but is not a “publicly offered regulated investment company,” certain shareholders also may be treated as receiving allocations of Fund expenses that may not be deductible.

Tax Law Risk.    Changes in tax laws, regulations, administrative interpretations or judicial decisions could adversely affect the Fund, its investments, its ability to qualify as a RIC or the tax consequences to shareholders.

Non-Fundamental Policy Risk.    The Board may modify the Fund’s non-fundamental investment policies, investment criteria and strategies without shareholder approval or prior notice, and such changes could adversely affect the Fund.

Indemnification Risk.    The Fund’s indemnification obligations may result in material liabilities payable from Fund assets and thereby reduce returns to investors.

RoboStrategy, Inc.

Principal Risks — Continued

August 31, 2026

Competing Investment Product Risk.    Other registered and private investment products providing exposure to robotics, physical AI and similar companies may compete with the Fund for investors. Increased competition could reduce trading volume and demand for the Fund’s shares, eliminate or narrow any premium to NAV and impair the Fund’s ability to raise capital.

Risks Related to Our Investments

Private Company Investment Risk.    Investments in private and growth-stage companies involve substantial risk, including limited financial resources and operating histories, dependence on key personnel, rapidly changing markets, limited publicly available information, dilution and the need for additional capital. The Fund could lose some or all of an investment.

Investment Realization and SAFE Risk.    Portfolio securities may decline in value, liquidity events may be delayed or never occur, and contractual rights such as drag-along provisions may require the Fund to dispose of investments at unfavorable times or prices. Investments through SAFEs additionally depend on future triggering events that may never occur and may not result in favorable returns.

Private Investment Valuation Risk.    The lack of public trading markets for many portfolio investments creates significant valuation uncertainty. Fair value determinations rely on estimates and available information and may materially overstate or understate amounts ultimately realized by the Fund.

Illiquidity and Extended Holding Period Risk.    Many Fund investments are subject to transfer restrictions or otherwise lack active markets, and the Fund may be unable to sell them when desired or at carrying value. Investments in private companies may need to be held for several years before a liquidity event, delaying the realization and distribution of gains.

Technology and Physical AI Investment Risk.    Technology, humanoid robotics and physical AI companies face rapid technological change, intense competition, product obsolescence, significant research and capital requirements, intellectual property risks, regulatory changes and uncertain commercial acceptance. These factors may cause significant fluctuations in portfolio company valuations or substantial losses.

Minority Investment Risk.    Because the Fund generally does not hold controlling interests in portfolio companies, it may be unable to prevent management or other significant shareholders from taking actions that adversely affect the Fund’s investment.

Foreign Investment Risk.    Investments in non-U.S. companies may involve political and economic instability, less-developed markets and legal systems, foreign investment restrictions, sanctions, currency fluctuations, higher transaction costs, reduced information and difficulties enforcing investor rights. These risks may be heightened in emerging markets.

SPV and Indirect Investment Risk.    Investments through SPVs may involve additional fees, illiquidity, transfer restrictions, limited transparency, valuation uncertainty and reliance on third-party managers, and the Fund generally will have no direct claim against the underlying portfolio company. Portfolio companies also may challenge or seek to obstruct indirect transactions involving their securities.

PIPE and SPAC Risk.    PIPE investments, including those involving SPACs, may expose the Fund to price risk, resale restrictions and the risk that securities cannot be timely registered for public resale or sold at an acceptable price.

Private Secondary Market Risk.    Investments through alternative trading systems and private secondary markets involve limited information, irregular trading, wide bid/ask spreads, settlement delays, uncertain valuations and evolving legal and regulatory requirements. Reduced secondary-market activity or increased portfolio company restrictions could also limit the Fund’s ability to purchase or dispose of investments.

RoboStrategy, Inc.

Principal Risks — Continued

August 31, 2026

Transfer Restriction and Lock-Up Risk.    Private securities may be subject to issuer consent rights, rights of first refusal, tag-along rights and other transfer restrictions, while securities of companies completing IPOs may be subject to lock-ups. These restrictions could prevent the Fund from buying or selling securities when desired and expose it to losses during periods in which disposition is prohibited.

Complex Capital Structure Risk.    Venture capital and private equity-backed portfolio companies may have multiple classes of securities with different economic and voting rights and may have preferred equity or senior debt outstanding. Limited information regarding these structures may impair the Adviser’s ability to assess the relative rights and value of the securities acquired by the Fund.

Post-IPO Investment Risk.    Securities of portfolio companies following an IPO may experience significant volatility due to limited trading histories, speculative markets, limited public floats and lock-up restrictions, and the Fund may be unable to sell its holdings before their value declines.

Other Investment Company, ETF and ETP Risk.    Investments in other investment companies, ETFs and ETPs expose the Fund indirectly to the risks of their underlying investments and cause the Fund to bear its proportionate share of their expenses in addition to its own expenses. ETFs and ETPs also may trade at premiums or discounts to NAV, and ETPs not registered under the 1940 Act do not provide investors with the protections of the 1940 Act.

Private Fund Risk.    Private Funds may involve greater fees, leverage, illiquidity, operational and valuation risks and generally are not subject to the protections of the 1940 Act. The Adviser may have limited control over, or information concerning, their investments and operations, and Fund shareholders generally have no direct rights against the Private Funds or their managers.

Risks Related to Leverage

Leverage Risk.    Borrowing or issuing senior securities may magnify gains and losses, increase expenses and cause the Fund’s NAV and income to decline more sharply when portfolio values decline. Because the Management Fee is based on gross assets, including assets acquired with borrowed funds, leverage may also create an incentive for the Adviser to increase Fund assets through borrowing.

1940 Act Leverage and Capital-Raising Restrictions.    The 1940 Act imposes asset-coverage and other requirements on the Fund’s issuance of senior securities and generally limits sales of common stock below NAV. A decline in asset values could require the Fund to sell investments or repay debt at disadvantageous times, while additional equity issuances may dilute existing shareholders.

Risks Related to Our Securities and Committed Equity Facility

Committed Equity Facility Risk.    The Fund cannot predict the number or price of shares it will sell to Roth Principal Investments under its $2.0 billion Committed Equity Facility or whether it will access the full amount available. Issuances and subsequent resales may dilute existing shareholders, place downward pressure on the Fund’s stock price and make future equity financing more difficult.

Different Purchase Price Risk.    Because sales under the Purchase Agreement may occur at different times and prices, investors purchasing shares from Roth Principal Investments may pay materially different prices and experience different investment outcomes.

Risks Related to the Listing of Our Shares

Market Price and NAV Risk.    Closed-end fund shares frequently trade at discounts to NAV, although the Fund’s shares have also traded at a premium. Additional issuances, market conditions and changes in investor demand could cause the Fund’s shares to trade at a discount or otherwise materially diverge from NAV.

RoboStrategy, Inc.

Principal Risks — Continued

August 31, 2026

Direct Listing Risk.    The Fund’s direct listing differed materially from a traditional underwritten IPO because it did not involve underwriters, traditional book-building, stabilization activity or a traditional roadshow. These differences, together with the relative infrequency of direct listings by closed-end funds, may contribute to volatile prices and uncertain trading volume.

Historical Price Risk.    The Fund’s pre-listing private offering price may bear little relationship to the price at which its common stock trades in the public market and should not be viewed as indicative of the common stock’s value or future trading price.

Securities Act Traceability Risk.    Investors acquiring shares in the public market following the direct listing may be unable to trace their shares to an applicable registration statement and therefore may be unable to pursue certain claims under Section 11 and potentially Section 12(a)(2) of the Securities Act, limiting remedies that may otherwise be available.

Stock Price Volatility Risk.    The Fund’s stock price may fluctuate significantly in response to Fund performance, available trading supply, analyst coverage, securities issuances or sales, management changes, trading volume, broader market conditions and geopolitical or other events.

Trading Market Risk.    An active, liquid and orderly trading market for the Fund’s shares may not be sustained. Limited supply or demand, selling by existing shareholders and limited institutional participation could result in significant price volatility, and shareholders may be unable to sell shares at or above their purchase price.

Distribution Reinvestment Plan

The Fund has established an “opt-out” distribution reinvestment plan that provides for reinvestment of the Fund’s dividends and other distributions on behalf of the Fund’s shareholders in additional shares. As a result, if the Fund’s Board authorizes, and the Fund declares, a cash dividend or other distribution, the Fund’s shareholders’ distributions will be automatically reinvested in additional shares, unless they specifically opt-out of the distribution reinvestment plan to receive their cash dividends or distributions in cash.

No action will be required on part of a shareholder to have its cash dividends or distributions reinvested in shares. A shareholder may elect to receive its entire distribution in cash by electing to opt out of the Fund’s distribution reinvestment plan. To opt out of the plan, a shareholder must provide notice to Computershare Trust Company, N.A. (the “Plan Administrator”) prior to any dividend/distribution record date. If the Plan Administrator receives a shareholder’s request to opt-out on or after the record date for a dividend, the Plan Administrator may either pay the dividend in cash or reinvest it under the Plan on the next investment date on the shareholder’s behalf. If reinvested, the Plan Administrator may sell the shares purchased and send the proceeds to the shareholder, less any applicable fees. Shareholders may contact the Plan Administrator as follows: at www.computershare.com/investor; by calling 1-877-373-6374 (U.S. and Canada) or 1-781-575-2879 (outside U.S. and Canada); or by writing Computershare Trust Company, N.A., P.O. Box 43006, Providence, RI 02940-3006. Shareholders should be sure to include their name, address, daytime phone number, social security account or tax I.D. number and a reference to RoboStrategy, Inc. on all correspondence.

Those shareholders whose shares are held by a broker or other financial intermediary may also opt out of the distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

Shareholders who receive dividends and other distributions in the form of shares are generally subject to the same U.S. federal, state and local tax consequences as are shareholders who elect to receive their dividends and distributions in cash. However, for shareholders whose cash distributions are reinvested in shares, such shareholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. A shareholder’s adjusted tax basis for determining gain or loss upon the sale of shares received in a dividend or distribution from the Fund will generally be equal to the cash that would have been received if the shareholder had received the dividend or distribution in cash. Any shares received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

RoboStrategy, Inc.

Distribution Reinvestment Plan

August 31, 2026

The distribution reinvestment plan will be terminable by the Fund upon notice in writing mailed to each shareholder of record.

Material Changes

The following information in this annual report is a summary of certain changes since May 5, 2026. This information may not reflect all of the changes that have occurred since you purchased the Fund. Since May 5, 2026, there were no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders and no changes in the persons primarily responsible for the day-to-day management of the Fund’s portfolio.

Change to Investment Strategy

The Fund updated its investment strategy with respect to investments in Critical Infrastructure Companies to provide additional criteria used by the Adviser to determine whether robotics or physical AI adoption is a meaningful driver of a company’s future revenue growth.

Changes to Principal Risk Factors

The Fund has added risk factors related to the following:

1.      Competition for Investor Capital;

2.      Controlling Stockholder Risk; and

3.      Risks Related to the Committed Equity Facility

NOTICE OF PRIVACY POLICY AND PRACTICES

PRIVACY NOTICE

FACTS	WHAT DOES ROBOSTRATEGY, INC. (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social security number

•   Income

•   Assets

•   Risk tolerance

•   Wire transfer instructions

•   Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call: (787) 722-6881 or go to https://www.robostrategy.co/

Who we are

Who is providing this notice?	• RoboStrategy, Inc.

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

1.      Enter into an investment advisory contract

2.      Seek financial advice

3.      Make deposits or withdrawals from your account

4.      Tell us about your investment or retirement portfolio

5.      Give us your employment history

We may also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

1.      sharing for affiliates’ everyday business purposes-information about your creditworthiness

2.      affiliates from using your information to market to you

3.      sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account — unless you tell us otherwise.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include companies with a common corporate identity.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

RoboStrategy, Inc.
Fund Service Providers

Directors and Officers

Nicolas Carter, Director

J. Michael Fields, Director

Alex Yeh, Director

Andrew Kang, Chief Executive Officer

Marc Weinstein, Chief Operating Officer
Andy Chica, Chief Compliance Officer
Lance Baker, Treasurer

Bill Hughes, Secretary

Investment Adviser

FP Strategies LLC

151 Calle de San Francisco, Suite 200, San Juan, Puerto Rico 00901

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent

Computershare Trust Company, N.A.

150 Royall Street, Canton, MA 02021

Administrator

U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 4th Floor, Milwaukee, WI 53212

Legal Counsel

Eversheds Sutherland (US) LLP

700 Sixth Street, N.W., Suite 700, Washington, DC 20001

Independent Registered Public Accounting Firm

Grant Thornton LLP

171 N. Clark Street, Chicago, IL 60601

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, and principal accounting officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code was amended after the period ending August 31, 2026 and is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. J. Michael Fields is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the period ending August 31, 2026. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the period ending August 31, 2026 for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

On September 8, 2025, the Audit Committee of RoboStrategy, Inc. (the “Fund” or “registrant”), selected and appointed and recommended Grant Thornton (“GT”) as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2026.

FYE 8/31/2026
(a) Audit Fees	$215,215
(b) Audit-Related Fees	$0
(c) Tax Fees	$0
(d) All Other Fees	$0

____________

*        Fees are estimated for 2026.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Grant Thornton LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 8/31/2026
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) N/A

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc. — not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 8/31/2026
Registrant	None
Registrant’s Investment Adviser	None

____________

*        Fees are estimated for 2026

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: J. Michael Fields, Nicolas Carter, and Alex Yeh.

Item 6. Investments.

(a)     Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated the voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser generally votes to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser generally votes in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser generally votes in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser seeks to avoid any direct or indirect conflict of interest presented by the voting decision.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Registrant’s Portfolio Manager as of August 31, 2026 is:

Andrew Kang.

Mr. Kang serves as a Director, the Chair of the Board, and as the President and Chief Executive Officer of the Fund. Mr. Kang is a respected investor and entrepreneur known for his analytical rigor and deep expertise in digital asset markets. Mr. Kang founded Mechanism Capital in 2020. As the Founding Partner of Mechanism Capital, he has played a pivotal role in identifying and supporting early-stage blockchain ventures and DeFi protocols.

In recent years, Mr. Kang has expanded Mechanism’s mandate into frontier technologies, leading investments across AI, robotics, longevity, and advanced energy systems. He was an early investor in Figure AI and Apptronik, two of the world’s leading humanoid robotics companies.

Mr. Kang’s background in structured finance and derivatives informs his data-driven approach to financial due diligence, consistently guiding sound investment decisions that are at the cutting edge of technology. His commitment to transparent research and high-conviction investing continues to influence both emerging projects and established institutions across the digital finance and deep tech ecosystems. He holds a degree from Emory University.

Marc Weinstein.

Mr. Weinstein serves as a Director and as the Chief Operating Officer of the Fund. Mr. Weinstein is a seasoned finance professional and investor with a proven track record across capital markets and early-stage ventures. He started his career in investment banking at Jefferies and Morgan Stanley, then became an entrepreneur with his first company, TINCO. TINCO was built to protect investors from the inflationary impact of quantitative easing.

After TINCO, Mr. Weinstein built and sold 90sFest, a leading business in the live entertainment industry. In 2017, after selling 90sFest, Mr. Weinstein joined the digital assets industry full time as Principal at Wave Financial, one of the first registered investment advisors focused on digital assets. He led Wave’s venture capital business leading investments into dozens of protocols like NEAR and Securitize.

In 2020, Mr. Weinstein joined Mechanism Capital as a General Partner where he leads the venture investment team. For the last five years, Mr. Weinstein has also been an active angel investor in deep tech sectors-including robotics, AI, longevity, and national defense. He has led investments into nearly two hundred portfolio companies since his start as a venture capital investor. Mr. Weinstein graduated from Wharton with a BSc in Economics in 2010.

(a)(2) Other Accounts Managed by Portfolio Managers

The following table sets forth information about funds and accounts other than the Company for which the portfolio manager is primarily responsible for the day-to-day portfolio management as of August 31, 2026:

	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to a Performance- Based Advisory Fee	Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Andrew Kang
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	9	$129.4	7	$90.6
Other Accounts	—	$—	—	$—
Marc Weinstein
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—

Conflicts of Interest. The Fund’s portfolio managers have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the portfolio managers, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into, additional business arrangements with certain of our stockholders.

(a)(3) Compensation of Portfolio Managers. The portfolio managers currently receive no compensation beyond their ownership in the Adviser and the Fund.

(a)(4) Dollar Range of Securities Owned as of August 31, 2026

The table below shows the dollar range of shares of our common stock beneficially owned by the portfolio manager as of August 31, 2026 stated as one of the following dollar ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name	Dollar Range of Equity Securities in RoboStrategy Inc.(1)(2)
Andrew Kang	Over $1,000,000
Marc Weinstein	Over $1,000,000

____________

(1)      Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(2)      Value based on August 31, 2026 closing price for the Fund’s shares of $26.07

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781) during the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)     The Registrant’s Chief Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)     Not Applicable

(b)    Not Applicable

Item 19. Exhibits.

(a)	(1)	The Board of Directors approved an amended Code of Ethics on October 29, 2026. Furnished herewith.
	(2)	The Board of Directors approved the Clawback Policy on February 12, 2026. Furnished herewith.
(3)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Furnished herewith.

	(4)	Not Applicable.
	(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RoboStrategy, Inc.
By (Signature and Title)	/s/ Andrew Kang
Andrew Kang, President (Principal Executive Officer)
Date:	11/09/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Andrew Kang
Andrew Kang, President (Principal Executive Officer)
Date:	11/09/2026
By (Signature and Title)	/s/ Lance Baker
Lance Baker, Treasurer (Principal Financial Officer)
Date:	11/09/2026

*        Print the name and title of each signing officer under his or her signature.